UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 9, 2009


                          L-1 IDENTITY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       001-33002               02-08087887
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)


                  177 BROAD STREET, STAMFORD, CONNECTICUT 06901
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (203) 504-1100


                                 Not Applicable
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 9, 2009, the Company issued a press release relating to its financial expectations for the fiscal year ended December 31, 2008 and announcing a conference call on February 11, 2009 to discuss its operating results and outlook. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission pursuant to Item 2.02, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.


Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.                                  Description
-----------                                  -----------

Exhibit 99.1 Press release dated January 9, 2009, titled "L-1 Identity Solutions to Report Fourth Quarter and Full Year 2008 Financial Results on February 11, 2009 -- Company Elaborates on Full Year 2008 Financial Expectations".










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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 9, 2009
                                  L-1 IDENTITY SOLUTIONS, INC.

                                  By: /s/ Robert V. LaPenta
                                      ----------------------------
                                      Robert V. LaPenta
                                      Chairman, President and
                                      Chief Executive Officer




















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
                                  EXHIBIT INDEX



Exhibit No.                                  Description
-----------                                  -----------

Exhibit 99.1 Press release dated January 9, 2009, titled "L-1 Identity Solutions to Report Fourth Quarter and Full Year 2008 Financial Results on February 11, 2009 -- Company Elaborates on Full Year 2008 Financial Expectations".


























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